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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                October 21, 2003
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                Date of report (date of earliest event reported)


                                 STELLENT, INC.
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             (Exact name of registrant as specified in its charter)



          Minnesota                              0-19817                                   41-1652566
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  (State of Incorporation)              (Commission file number)              (I.R.S. Employer Identification No.)





7777 Golden Triangle Drive, Eden Prairie, Minnesota                                            55344
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          (Address of principal executive offices)                                           (Zip Code)



                        Telephone Number: (952) 903-2000
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              (Registrant's telephone number, including area code)



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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

    (c)      Exhibits

             99   Stellent, Inc. press release dated October 21, 2003.

ITEM 12.     RESULTS OF OPERATION AND FINANCIAL CONDITION

The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission.

On October 21, 2003, Stellent, Inc. issued a press release that included financial information for its fiscal second quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99 to this Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  October 23, 2003

                          STELLENT, INC.
                          (Registrant)


                          By /s/ Gregg A. Waldon
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                             Gregg A. Waldon
                             Chief Financial Officer,
                                  Treasurer and Secretary
                             (Principal financial and accounting
                             officer and duly authorized signatory
                             on behalf of the registrant)

                                INDEX TO EXHIBITS


Exhibit No.                                                                                         Method of Filing
99                       Stellent, Inc. press release dated October 21, 2003.                       Filed Electronically
